UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 18, 2016
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2016-BNK1
(Central Index Key Number 0001679420)
(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)
Bank of America, National Association
(Central Index Key Number 0001102113)
Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)
(Exact name of registrant as specified in its charter)

North Carolina	333-206677-07	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina		28288-1066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On August 18, 2016, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2016-BNK1, Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “The Shops at Crystals” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee (the “The Shops at Crystals 2016-CSTL Trust and Servicing Agreement”), and The Shops at Crystals Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.3.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Vertex Pharmaceuticals HQ” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Vertex Pharmaceuticals HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.4.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “One Stamford Forum” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the One Stamford Forum Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Pinnacle II” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Pinnacle II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Simon Premium Outlets” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Simon Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “One Penn Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the One Penn Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.8.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “FedEx – Atlanta, GA” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the FedEx – Atlanta, GA Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “FedEx – West Palm Beach, FL” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the FedEx – West Palm Beach, FL Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “FedEx – Fife, WA” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the FedEx – Fife, WA Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “FedEx – Boulder, CO” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the FedEx – Boulder, CO Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.12.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $729,853,000, were sold to Wells Fargo Securities, LLC (“WFS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), Morgan Stanley & Co. LLC (“MS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with WFS, MLPFS, MS&Co. and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of August 4, 2016 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On August 18, 2016, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $97,176,795, to WFS, MLPFS, MS&Co., Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of August 4, 2016, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On August 18, 2016, the Registrant also sold the RRI Interest, having a principal amount of $43,527,883.97, to WFB, Bank of America, National Association (“BANA”) and Morgan Stanley Bank, N.A. (together with WFB and BANA, in such capacity, the “Retaining Parties”), pursuant to a purchase agreement, dated as of August 4, 2016, between the Registrant and the Retaining Parties. The RRI Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates, the Private Certificates and the RRI Interest represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2016-BNK1 (the “Issuing Entity”), a common law trust fund formed on August 18, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 40 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of August 4, 2016, between the Registrant and WFB, (ii) BANA, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of August 4, 2016, between the Registrant and BANA, and (iii) Morgan Stanley Mortgage Capital Holdings, LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of August 4, 2016, between the registrant and MSMCH.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated August 5, 2016 and as filed with the Securities and Exchange Commission on August 18, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 5, 2016.

On August 18, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $729,853,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,399,220, were approximately $833,890,635. Of the expenses paid by the Registrant, approximately $27,600 were paid directly to affiliates of the Registrant, $1,656,984 in the form of fees were paid to the Underwriters, $469,951 were paid to or for the Underwriters and $5,244,685 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 4, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee
Exhibit 4.3	Co-Lender Agreement, dated as of July 20, 2016, between the holders of The Shops at Crystals Pari Passu Companion Loans, the holders of The Shops at Crystals Subordinate Companion Loans and the holder of The Shops at Crystals Mortgage Loan, relating to the relative rights of such holders of The Shops at Crystals Whole Loan.
Exhibit 4.4	Co-Lender Agreement, dated as of July 15, 2016, between the holders of the Vertex Pharmaceuticals HQ Pari Passu Companion Loans and the holder of the Vertex Pharmaceuticals HQ Mortgage Loan, relating to the relative rights of such holders of the Vertex Pharmaceuticals HQ Whole Loan.
Exhibit 4.5	Agreement Between Note Holders, dated as of June 28, 2016, between the holders of the One Stamford Forum Pari Passu Companion Loan and the holder of the One Stamford Forum Mortgage Loan, relating to the relative rights of such holders of the One Stamford Forum Whole Loan.
Exhibit 4.6	Co-Lender Agreement, dated as of July 28, 2016, between the holders of the Pinnacle II Pari Passu Companion Loans and the holder of the Pinnacle II Mortgage Loan, relating to the relative rights of such holders of the Pinnacle II Whole Loan.
Exhibit 4.7	Agreement Between Note Holders, dated as of August 4, 2016, between the holders of the Simon Premium Outlets Pari Passu Companion Loans and the holder of the Simon Premium Outlets Mortgage Loan, relating to the relative rights of such holders of the Simon Premium Outlets Whole Loan.
Exhibit 4.8	Agreement Between Note Holders, dated as of August 18, 2016, between the holders of the One Penn Center Pari Passu Companion Loan and the holder of the One Penn Center Mortgage Loan, relating to the relative rights of such holders of the One Penn Center Whole Loan.

Exhibit 4.9	Agreement Between Note Holders, dated as of May 19, 2016, between the holders of the FedEx – Atlanta, GA Pari Passu Companion Loan and the holder of the FedEx – Atlanta, GA Mortgage Loan, relating to the relative rights of such holders of the FedEx – Atlanta, GA Whole Loan.
Exhibit 4.10	Agreement Between Note Holders, dated as of May 19, 2016, between the holders of the FedEx – West Palm Beach, FL Pari Passu Companion Loan and the holder of the FedEx – West Palm Beach, FL Mortgage Loan, relating to the relative rights of such holders of the FedEx – West Palm Beach, FL Whole Loan.
Exhibit 4.11	Agreement Between Note Holders, dated as of May 4, 2016, between the holders of the FedEx – Fife, WA Pari Passu Companion Loan and the holder of the FedEx – Fife, WA Mortgage Loan, relating to the relative rights of such holders of the FedEx – Fife, WA Whole Loan.
Exhibit 4.12	Agreement Between Note Holders, dated as of May 13, 2016, between the holders of the FedEx – Boulder, CO Pari Passu Companion Loan and the holder of the FedEx – Boulder, CO Mortgage Loan, relating to the relative rights of such holders of the FedEx – Boulder, CO Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 18, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 18, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 5, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of August 4, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of August 4, 2016, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of August 4, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2016	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of August 4, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and trustee.	(E)
4.3	Co-Lender Agreement, dated as of July 20, 2016, between the holders of The Shops at Crystals Pari Passu Companion Loans, the holders of The Shops at Crystals Subordinate Companion Loans and the holder of The Shops at Crystals Mortgage Loan, relating to the relative rights of such holders of The Shops at Crystals Whole Loan.	(E)
4.4	Co-Lender Agreement, dated as of July 15, 2016, between the holders of the Vertex Pharmaceuticals HQ Pari Passu Companion Loans and the holder of the Vertex Pharmaceuticals HQ Mortgage Loan, relating to the relative rights of such holders of the Vertex Pharmaceuticals HQ Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Agreement Between Note Holders, dated as of June 28, 2016, between the holders of the One Stamford Forum Pari Passu Companion Loan and the holder of the One Stamford Forum Mortgage Loan, relating to the relative rights of such holders of the One Stamford Forum Whole Loan.	(E)
4.6	Co-Lender Agreement, dated as of July 28, 2016, between the holders of the Pinnacle II Pari Passu Companion Loans and the holder of the Pinnacle II Mortgage Loan, relating to the relative rights of such holders of the Pinnacle II Whole Loan.	(E)
4.7	Agreement Between Note Holders, dated as of August 4, 2016, between the holders of the Simon Premium Outlets Pari Passu Companion Loans and the holder of the Simon Premium Outlets Mortgage Loan, relating to the relative rights of such holders of the Simon Premium Outlets Whole Loan.	(E)
4.8	Agreement Between Note Holders, dated as of August 18, 2016, between the holders of the One Penn Center Pari Passu Companion Loan and the holder of the One Penn Center Mortgage Loan, relating to the relative rights of such holders of the One Penn Center Whole Loan.	(E)
4.9	Agreement Between Note Holders, dated as of May 19, 2016, between the holders of the FedEx – Atlanta, GA Pari Passu Companion Loan and the holder of the FedEx – Atlanta, GA Mortgage Loan, relating to the relative rights of such holders of the FedEx – Atlanta, GA Whole Loan.	(E)
4.10	Agreement Between Note Holders, dated as of May 19, 2016, between the holders of the FedEx – West Palm Beach, FL Pari Passu Companion Loan and the holder of the FedEx – West Palm Beach, FL Mortgage Loan, relating to the relative rights of such holders of the FedEx – West Palm Beach, FL Whole Loan.	(E)
4.11	Agreement Between Note Holders, dated as of May 4, 2016, between the holders of the FedEx – Fife, WA Pari Passu Companion Loan and the holder of the FedEx – Fife, WA Mortgage Loan, relating to the relative rights of such holders of the FedEx – Fife, WA Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.12	Agreement Between Note Holders, dated as of May 13, 2016, between the holders of the FedEx – Boulder, CO Pari Passu Companion Loan and the holder of the FedEx – Boulder, CO Mortgage Loan, relating to the relative rights of such holders of the FedEx – Boulder, CO Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 18, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 18, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 5, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of August 4, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of August 4, 2016, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of August 4, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)